EXHIBIT 10.33

                          SOFTWARE LICENSING AGREEMENT

THIS AGREEMENT is made on July 23, 2001 by and between:

1. BT WIRELESS LIMITED, a company registered in England & Wales (registered no 2604354) whose registered office is at 81 Newgate Street, London, EC1A 7AJ, ("BT Wireless"); and

2. GEOWORKS UK LIMITED, a company registered in England with its registered offices at Lyme Green Business Park, Macclesfield, Cheshire, England SK11 0JP ("Geoworks").

     Individually referred to as a "Party" and collectively referred to as the "Parties".

WHEREAS:

(A) BT Wireless and Geoworks intend to work together to provide the AirBoss Client Software to Subscribers utilising the BT Wireless properties, using the EXPIDAS environment and utilising applications tested in that environment.

(B) Geoworks wishes to provide their AirBoss Software to BT Wireless and BT Wireless wishes to license the AirBoss Client Software to an initial number of BT Wireless Subscribers up to a total of 1000 at any one time according to terms substantially similar to those set forth in Appendix 4.

IT IS HEREBY AGREED:

1.   DEFINITIONS

     In this Agreement the following words shall bear the following meanings:

     "Subscriber License" means a license as described in clause 4.2 (b) for the AirBoss Client Software, initially from Geoworks to Subscribers, such licenses to be in the form or substantially the form set out in Appendix 4;

     "Documentation" mean the manuals, specifications and other documents provided with the AirBoss Software;

     "Effective Date" is the date the last Party executes this Agreement;

     "EXPIDAS"   means  BT  Wireless'   Application   Information   Testing  and
     Integration facility;

     "EXPIDAS Club" means the limited group of chosen parties which will have the benefit of use of EXPIDAS;

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                                      -2-

     "Live  Service"   includes  the  commercial   launch  of  an   Application,
     proposition or solution utilising the AirBoss Software on a BT Wireless associated network other than for development and testing purposes;

     "AirBoss Client Software" means that portion of the AirBoss Software that operates on wireless devices and which is dependent upon the server software within the AirBoss Software to enable it to function;

     "AirBoss Software" means the AirBossTM Application Platform software consisting of 5 key software components:

     (a) Wireless application platform server software that integrates into and supports the wireless carrier network and back office infrastructure;

     (b) Mobile device API's and SDK's for the, Palm OS, Pocket PC, Windows CE and Windows 2000/NT platforms for C++ development environments:

          o    ABInet  API  -  client/server  API  for  web-based   applications
               development;

          o    ABMAT API - designed for client/server legacy systems;

     (c)  AirBoss Microbrowser supporting WML browser for the Palm OS;

     (d)  Pocket IE support for Pocket PC and Windows CE;

     (e)  Internet Explorer support for Windows 2000/NT;

     "Agreement" means this agreement;

     "Background Intellectual Property Rights" or "BGIPR" of a Party means any IPR of such Party, or any IPR acquired or licensed from a third party to such Party (including its affiliates), that is conceived, created, or developed prior to or independent of any work performed under this Agreement, whether or not such IPR is incorporated into a deliverable; but excluding Foreground IPR in all cases;

     "Equipment" means the equipment and software set out or referred to in Appendix 1;

     "Foreground Intellectual Property Rights" or "FGIPR" means any IPR that is conceived, created, developed or contracted to be developed by a Party in the course of performing work under this Agreement, whether or not such IPR is incorporated into or infringed by the exploitation of one or more deliverables, and shall include for greater certainty all IPR incorporated in deliverables that is not Background IPR.

     "Intellectual Property Rights" or "IPR" means any patent, registered or unregistered design, copyright, design right, trade mark, semi conductor topography right, know-how,


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                                      -3-

     or similar right exercisable in any part of the world whether registered or unregistered and shall include any applications for the registration of any patents or registered designs or trade marks or similar registerable rights in any part of the world. It includes BGIPR and FGIPR.

     "Subscriber" means an individual permitted to use or provided access to the AirBoss Client Software by BT Wireless pursuant to the terms of this Agreement.

2.   TERM

     This Agreement shall take effect upon signature and shall remain in place for a period of two years extendable by written agreement between the Parties and subject to earlier termination in accordance with Clause 10.

3.   DUTIES OF THE PARTIES

     The Parties hereby agree:

     o    To collaborate  with each other and use all  reasonable  endeavours to
          carry  out  the  stated   activities  and  avoid  any  delay  in  such
          collaboration.

     o To make sure that the employees involved in the performance of the work required to be carried out by or referred to in this Agreement, possess the appropriate skills and experience. All work shall be carried out in accordance with all applicable laws and regulations.

     In particular, GEOWORKS shall:

     (a) Install and set up and test to the parties mutual satisfaction, at no cost, one (1) additional AirBoss server, including the AirBoss server software, as part of the EXPIDAS environment, at a location to be determined by the Parties to enable BT Wireless to provide Live Service to Subscribers as described in Clauses 4.2(a) and 4.2(b). BT Wireless will provide the necessary hardware and third party software, as described in Appendix 1, or suitable variants as agreed between the Parties, required for this environment. All testing will be to the mutual satisfaction of BT Wireless and Geoworks. t. In the event Geoworks reasonably concludes that the testing referred to above is complete and BT Wireless disagrees, then Geoworks may terminate testing and BT Wireless can elect to terminate this Agreement on ten days' notice as its exclusive remedy.

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                                      -4-


     (b) Develop and maintain, over the term of this Agreement, AirBoss GSM/GRPS server and wireless device software for, but not limited to, the RIM Blackberry handhelds, Palm OS and Pocket PC platforms including a WML Browser for the RIM, Palm and Pocket PC Platforms at Geoworks' cost. Any withdrawal of support for a client device platform will only be by prior written mutual agreement between the Parties. Any BT Wireless request for support of a new client device or platform must be mutually agreed upon by both Parties.

     In particular, BT Wireless shall in addition to the benefits outlined in Appendix 2:

     (a) Adequately staff and train sales, marketing, operational, professional service and technical support personnel sufficient to perform BT Wireless' obligations under this Agreement.

     (b)  Provide Tier One Support to Subscribers as set out in Appendix 3.

4.   BT WIRELESS AND GEOWORKS' S INTELLECTUAL PROPERTY RIGHTS

4.1  Ownership

     (a)  Each Party shall maintain all rights in and title to its own BGIPR.

     (b) All rights in and title to FGIPR shall vest in the originating Party, as no joint origination is contemplated.

4.2  Licences

     (a) Geoworks hereby grants to BT Wireless, for the term of this Agreement and subject to the terms and conditions set forth in this Agreement and in Appendix 3, a limited, non-transferable, non-exclusive, license and right to use one copy of the AirBoss Software and the Documentation for the purposes of: (a) promoting the AirBoss Software to Subscribers; (b) demonstrating the AirBoss Software to potential Subscribers; (c) providing support to Subscribers in accordance with BT Wireless' obligations under this Agreement (d) installing and testing AirBoss Client Software to Subscribers receiving the AirBoss Client Software from BT Wireless pursuant to this Agreement.

     (b) During the term of this Agreement, BT Wireless will use commercially reasonable efforts to promote the license of AirBoss Software and, for an initial period of sixty (60) calendar days beginning on the Effective Date and subject to the terms and conditions set forth in this Agreement, will ensure that any Subscribers provided

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                                      -5-

          with access to the AirBoss Client Software enter into with GEOWORKS a limited, non-transferable, non-exclusive, license to use the AirBoss Client Software in connection with the AirBoss Software licensed to BT Wireless. BT Wireless and Geoworks will agree upon an appropriate procedure and agreement for Subscribers to enter into. BT Wireless and GEOWORKS will discuss a future structure whereby BT Wireless may, under this Agreement, sublicense the AirBoss Client Software to Subscribers as an alternative to the above License arrangement.

          The rights granted in Clause 4.2(b) are limited under this Agreement to a total of 1000 Subscribers at any one time, each Subscriber license is granted for a maximum of six (6) months and each is subject to a monthly Subscriber licensing fee, if any, as described in Section 5.1.

     (c) BT Wireless shall reproduce any proprietary rights notices of Geoworks and/or contributing third parties, if any, contained in or on all partial or complete copies of the AirBoss software and Documentation on all partial or complete copies of the AirBoss Software or Documentation.

     (d) BT Wireless may not sublicense, assign, or otherwise transfer any of its rights in the licenses set forth herein to any third party save to a BT Wireless subsidiary upon the same terms as this Agreement and any attempt to do so shall be null and void and be cause for immediate cancellation of the Agreement.

     (e) Other than what is expressly provided in this Agreement, BT Wireless may not modify the AirBoss Software or Documentation or place them in Live Service without prior written permission from Geoworks, such consent not to be unreasonably withheld or delayed, and a signed, in-force commercial license agreement for the AirBoss Software. BT Wireless agrees not to decompile, disassemble, or otherwise reverse engineer the AirBoss Software.

     (f) BT Wireless agrees not to duplicate or reproduce the AirBoss Software in whole or in part, except as expressly provided in this Agreement. BT Wireless may make one copy of part or all of the AirBoss Software and Documentation for back-up purposes. BT Wireless agrees that any such copy shall include the copyright, trademark and proprietary information notices of Geoworks.

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                                      -6-

5.   CONSIDERATION, PAYMENT AND TAXES

5.1 BT Wireless and Geoworks will agree, in writing, prior to any licences to Subscribers being granted under this Agreement, what consideration, if any, will be paid by such Subscribers for their Subscriber License and to whom.

5.2  BT  Wireless  and  Geoworks  will  agree,   in  writing,   to   appropriate
     arrangements in respect of taxes, payment, records and audit rights.

5.3 In the event that a consideration is not agreed under clause 5.1 above, the parties agree ###.

6.   CONFIDENTIALITY AND PUBLICITY

6.1 This Agreement is subject to the confidentiality, disclosure and other provisions contained in the Mutual Confidentiality Agreement in place between the Parties and effective March 19, 2001.

6.2 Neither Party shall make any announcement, circular, press release, advertisement or publicity, which concerns this Agreement or other related matter without the other party's prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, Geoworks and BT Wireless shall mutually develop a press release related to BT Wireless' license, deployment and sublicensing rights related to the AirBoss Software. Such press release will be developed with a reasonable timeframe and is subject to agreement by both Parties.

7.   INTELLECTUAL PROPERTY INDEMNITY

7.1 If a third party brings any claim, proceeding and/or suit against BT Wireless alleging that the access to or use of the AirBoss Software or Documentation infringes any third party Intellectual Property Right
     ("Infringement Claims"), then Geoworks shall be responsible, at its own expense, for defending, or at its option, settling, the Infringement Claim and shall indemnify BT Wireless or relevant BT Wireless subsidiary against any costs, damages, liabilities, losses or expenses incurred by BT Wireless or relevant BT Wireless subsidiary arising from the Infringement Claims. Geoworks shall immediately on becoming aware of such Infringement Claim, notify BT Wireless or relevant BT Wireless subsidiary promptly in writing.

7.2 Geoworks' obligations under this Clause shall be conditional on BT Wireless or relevant BT Wireless subsidiary (i) promptly advising Geoworks in writing of any such Infringement Claim, (ii) making no admission as to liability or agreement to any settlement or

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                                      -7-

     compromise of any such Infringement Claim without Geoworks' prior written consent, (iii) giving Geoworks, at its request, sole conduct or any defence or any related settlement negotiations, and (iv) co-operating fully with Geoworks and providing Geoworks with all reasonably required assistance in the defence or settlement of such Infringement Claim.

7.3 In the event that a claim of infringement is made against Geoworks or BT Wireless or a relevant BT Wireless subsidiary or if Geoworks reasonably believes that such a claim will be made, Geoworks, at its option and in lieu of indemnification, may (a) procure for the other Party the right to use the Geoworks Software without patent or copyright infringement; (b) modify the Geoworks Software to make it non-infringing provided that is shall continue to deliver the same or equivalent functionality as described in the Documentation and has no other major adverse effects for BT Wireless and/or its relevant subsidiary; (c) replace the Geoworks Software with substantially equivalent software that is non-infringing and which delivers the same or equivalent functionality as described in the Documentation and has no other major adverse effects for BT Wireless and its subsidiaries. If Geoworks reasonably determines that (a), (b) or (c) above cannot be achieved on commercially practicable terms, then Geoworks may direct BT Wireless and/or the relevant BT Wireless subsidiary to cease use of the AirBoss Software or part thereof.

7.4 Despite the foregoing, Geoworks shall have no indemnification obligation with respect to claims that could have been avoided (i) by using more current releases of the AirBoss Software that have been made available to BT Wireless; (ii) had BT Wireless or the user not modified the AirBoss Software without Geoworks' written approval; and (iii) if the AirBoss Software were being used in isolation rather than in combination with other technology. The foregoing provisions of this Clause state the entire liability of Geoworks and the sole remedy of other Party with respect to any Infringement Claim in connection with the AirBoss Software or the use or dealing therewith.

8.   COSTS AND EXPENSES

     Each Party shall be responsible for the costs and expenses of performing its obligations under this Agreement or an Appendix, unless specifically stated otherwise, and for any costs and expenses involved in the preparation and negotiation of this Agreement.

9.   WARRANTY AND INDEMNITY

9.1 Subject to the terms and conditions of this Agreement, Geoworks warrants that for a period of ninety (90) days from the date of completion of installation, set up and testing under clause 3(a) above of the AirBoss Software, all Errors will be rectified as soon as practicable and free of charge. Geoworks makes no other warranties, express or implied, for the AirBoss Software or any services provided under this Agreement. All claims and remedies under the foregoing warranty are limited as provided in this Agreement.

9.2 If the AirBoss Software does not conform to the limited warranty stated in clause 9.1 Geoworks, at its option, shall either (i) provide maintenance modifications or otherwise remedy such non-conformance, (ii) replace the Geoworks Software with software that conforms to such limited warranty and delivers the functionality described in the Documentation.

9.3 Each Party agrees to indemnify and hold harmless the other Party against any loss, liability, damage or expense, which it may incur as a result of the failure of the indemnifying Party to comply with its obligations under this Agreement or negligence. In no circumstance will either Party be liable to the other whether in contract, tort (including negligence) or howsoever otherwise in respect of any indirect or consequential loss, loss of revenue, profits or business, loss of use or data whether such loss was foreseen or not or if the Party has been advised of the possibility of incurring the same.

9.4 The Parties' maximum aggregate liability to each other arising out of or in connection with this Agreement, whether in contract, tort (including negligence) or otherwise shall (except for damages resulting from a breach of Clause 5 and except for the intellectual property indemnity which are in addition) in no circumstances exceed US$ 250,000.

10.  TERMINATION, CONSEQUENCES OF TERMINATION AND SURVIVING CLAUSES

10.1 In the event that either Party or its assignee is in material breach of its obligations herein and does not correct such breach within 30 days of notification by the other Party then without prejudice to its existing rights and remedies at law, the other Party shall have the right to terminate this Agreement.

10.2 Either Party may terminate this Agreement forthwith on written notice if the other Party or its assignees shall be or be declared insolvent, enter into liquidation, receivership, administrative receivership, administration, a company voluntary arrangement, or any bankruptcy proceedings or any circumstances arise which would entitle a court to make a winding up order or any similar proceedings or events or their equivalent in any relevant jurisdiction.

10.3 In the event of termination as defined above, the Party not in breach shall have the right to terminate any rights granted in accordance with Clause 4 and any Information supplied shall be returned to the party which disclosed it.

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                                      -9-

10.4 Termination of this Agreement shall be without prejudice to any rights that may have accrued to either Party prior to the date of termination.

10.5 Notwithstanding termination of this Agreement for any reason, Clauses 1, 4.1, 5, 6, 7, 9,10 and 11 of this Agreement shall nevertheless survive termination.

11.  MISCELLANEOUS

11.1 Either Party may transfer or assign any of its rights and obligations under this Agreement to any subsidiary or holding company of that Party or any subsidiary of either of them from time to time provided that the other Party gives its written consent, which shall not be unreasonably withheld or delayed. Either Party may, however, without the other party's consent, assign this agreement to a third party who acquires all or substantially all of such party's business.

11.2 The relationship of the Parties hereunder are those of two independent parties and each Party is not an employee, agent or partner of the other Party. Neither Party shall have any authority whatsoever to make any binding agreement or incur any obligation, liability and/or make any representation(s) on behalf of the other.

11.3 Nothing in this Agreement shall prevent either Party from pursuing independent research or developing products which may compete with the Applications, provided that in doing so, no use is made of the other Party's Information, Intellectual Property Rights and Background and/or Foreground Intellectual Property Rights, unless the Information and/or Intellectual Property Rights and Background and/or Foreground Intellectual Property Rights have been licensed to that Party without any restriction as to their usage.

11.4 Any variations to this Agreement shall be mutually agreed between the Parties in writing and recorded hereto as an amendment to this Agreement.

11.5 This Agreement shall be governed by English Law and be subject to the non-exclusive jurisdiction of the English courts.

11.6 No person other than a Party to this Agreement shall be entitled to enforce any term of it save that where an agreement is entered into pursuant to which any rights and/or obligations contained in this Agreement are assigned, nothing in this clause 11.7 shall, of itself, operate to prevent the assignee from taking the benefit of, and enforcing, any rights so assigned.

11.7 Notices: Any notices required or permitted to be given under this Agreement shall be deemed sufficiently given if delivered by hand, mailed by registered mail, postage prepaid and return receipt requested or sent by overnight courier (with a confirmation of delivery obtained) to the address indicated below:

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                                      -10-

     If to Geoworks to:

     Geoworks UK Limited
     Lyme Green Business Park,
     Macclesfield,
     Cheshire,
     SK11 0JP
     England
     Att: Managing Director


     If to BT Wireless

     BT Wireless Limited
     PPZ.W.41
     Slough
     SL1 4DX
     Att: Head of Applications Development
          John Waterfield


AS WITNESS the duly authorised representatives of the Parties hereto have signed this Agreement on the date hereof:


SIGNED by  //P.H. Lisle//                            )

For and on behalf of BT WIRELESS LIMITED             )

in the presence of: //S. Newstead//                  )





SIGNED by  //Dave Pepe//                             )

For and on behalf of GEOWORKS UK                     )

LIMITED in the presence of:  //D. Gottdenker//       )

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                                      -11-

                                   APPENDIX 1


         EQUIPMENT AND SOFTWARE TO BE PROCURED BY BT WIRELESS LIMITED(1)


--------------------------------------------------------------------------------
                             AirBoss Server Hardware
--------------------------------------------------------------------------------
     Compaq ProLiant DL380 - Dual P3-800 MHz Pentium Processor
-------------------------------------------------------------------------------
     512 MB RAM (minimum)
--------------------------------------------------------------------------------
     Dual Ultra SCSI Controllers
--------------------------------------------------------------------------------
     Two 9GB SCSI hard disks (Duplex configuration)
--------------------------------------------------------------------------------
     10/100-Base T Ethernet Adapter Card
--------------------------------------------------------------------------------
     3.5" 144 MB Floppy Drive
--------------------------------------------------------------------------------
     4mm 4/8 GB DAT Drive
--------------------------------------------------------------------------------
     CD ROM Drive (24X)
--------------------------------------------------------------------------------
     Color Monitor (17")
--------------------------------------------------------------------------------
     4 M High Resolution Graphics Card (Capable of 1280 x 1024)
--------------------------------------------------------------------------------
     Keyboard / Mouse
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        AirBoss Server 3rd-Party Software
--------------------------------------------------------------------------------
     Sun(R) Solaris(TM) 8 Operating Environment, Intel Platform Edition. Required Solaris patches for Compaq DL 380:

          o    CPQary - Compaq Array Controller, Version=1.1.1,
               Rev=2000.01.26.02.20

          o CPQary2 - Compaq Second Generation Array Controllers, Version=1.3.0, Rev=2001.02.02.01.30
--------------------------------------------------------------------------------
     Sun Java Web Server v2.0

          o With Java Web Server 2.0 Patch 4 for Solaris (modified for Intel-based hardware)
--------------------------------------------------------------------------------
     Oracle 8i Enterprise Edition - Release 3(8.1.7) for Solaris Intel
--------------------------------------------------------------------------------


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                                      -12-

                                   APPENDIX 2

                          BENEFITS OF THE EXPIDAS CLUB


     o Access to EXPIDAS, a world class leading edge capability consisting of a miniature replica of BT Cellnet's networks

     o Access to EXPIDAS developer booths at Ealing Studios with dedicated time slots

     o    "Plug and Play" capability

     o    Regular communication with other Developers

     o    Availability of showcase facility

     o    Access to targeted global developer community

     o BT Wireless European and Asian brand presence coupled with own brand presence

     o    Applications and services in a live environment

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                                      -13-

                                   APPENDIX 3

           SUPPORT SERVICES, MAINTENANCE SERVICES, TRAINING SERVICES,

                  UPGRADES AND DOCUMENTATION, SOFTWARE LICENCES


Additional Definitions

"Bug Fixes or Error Corrections" shall mean software patches, workarounds, and all Updates containing software-correcting Errors provided by Geoworks to BT Wireless pursuant to this Agreement.

"Error" shall mean a failure of the AirBoss Software to operate or perform in accordance with or otherwise fail to meet the specifications as described in the software user Documentation.

"Problem Determination" shall mean isolation of a problem as either an Error or a problem of another nature with the system (e.g., BT Wireless operational, database, hardware/firmware, interfacing product, software and hardware other than Geoworks').

"Tier One Support" shall mean the single point of contact for Subscriber problems and technical assistance, which could be via a BT Wireless web site. This includes restoring system outages and Problem Determination.

"Tier Two Support" Tier Two Support personnel serve as technical resources to the Tier One Support personnel to provide reasonable limited assistance in answering Subscriber queries, analysing reported troubles, offering workarounds, and/or performing scheduled and unscheduled maintenance. Tier Two Support personnel assist the Tier One Support personnel in the diagnosis of problems, if necessary, after Tier One Support has provided reasonable Problem Determination. Tier Two Support personnel engage the Tier Three Support personnel, if appropriate.

"Tier Three Support" After Tier One Support Personnel have isolated a problem to an Error in the AirBoss software, Tier Three Support personnel will provide Tier 3 Support, including Bug Fixes or Error Corrections.

"Updates" shall mean a modification to the AirBoss  Software which  incorporates
corrections   of  Errors  and  which  may  also  provide   minor   functionality
improvements as designated by Geoworks.

"Upgrade"  a  new  release  of  the  AirBoss   Software   providing   additional
functionality and which is not an Update.

Support and Maintenance Services

BT Wireless will provide Subscribers with Tier One Support. BT Wireless will not direct any Subscriber to contact Geoworks for Tier One Support. Provided BT Wireless has timely and properly performed Tier One Support and the Error has been isolated to a problem with the AirBoss Software, Geoworks will promptly provide BT Wireless at no cost with Tier Two Support and Tier Three Support. Subject to any BT Wireless security and health and safety at work requirements, BT Wireless will provide Geoworks with full AirBoss system access and privileges, both on-site and remotely, twenty-four hours per day, seven days per week as necessary for Geoworks to provide Tier Two Support and Tier Three Support. Subject to compliance with any BT Wireless security requirements and server availability BT Wireless will provide Geoworks with appropriate access, including Telnet and FTP access, to the AirBoss server, both on-site and remotely, on a reasonable efforts basis, twenty-four hours per day, seven days per week (and subject to any matters outside the control of BT Wireless which may prevent this) in order for Geoworks to provide Tier Three Support.

Geoworks will provide at no cost maintenance for the currently available and one prior major release of the AirBoss Software. In no event will Geoworks support any release for more than a two year period.

Under the terms and conditions of an executed full commercial license and distribution agreement, Geoworks will provide maintenance support to BT Wireless in their support of BT Wireless Subscribers, which maintenance support shall include time intervals for acknowledgement of reported Errors and also timeframes for provision of restorations and resolutions, depending upon pre-defined severity levels of the reported Error.

Training Services

Geoworks shall provide to BT Wireless the following training:

Geoworks will provide at no cost one (1) session of each of the following training workshops to BT Wireless. The Parties will agree upon the location for delivering the training workshops. One copy of the training materials will be provided to BT Wireless and BT Wireless may make as many copies as necessary to meet their obligations under the Agreement and this Appendix 3.

--------------------------------------------------------------------------------
Course                      AirBoss Customer  Support Training
--------------------------------------------------------------------------------
Objective                   At the end of this  training,  participants  will be
                            able to appropriately  gather information,  diagnose
                            common browser problems,  and enable callers in some
                            instances  to fix  problems  and to perform Tier One
                            Support.
--------------------------------------------------------------------------------
Audience                    Tier One Support representatives  or their trainers.
                            Size: 4-12.
--------------------------------------------------------------------------------
Description                 Participants get hands-on experience with key tasks
                            including the
--------------------------------------------------------------------------------
                            following:  installing  AirBoss  on a  mobile device
                            (through a PC),  configuring  AirBoss  on  a  mobile
                            device,  querying  the  AirBoss database  to  verify
                            customer  provisioning,  testing  a  mobile  device,
                            reading  server  event  logs,  and  trouble-shooting
                            common problems.
--------------------------------------------------------------------------------
Duration                    1 day
--------------------------------------------------------------------------------

Upgrades

Release programme

It is anticipated that, during the period of this contract, there will be upgrades to the AirBoss Software. In order to realise the joint benefits of rapid uptake by Subscribers for each release it is important that BT Wireless and Geoworks work closely on both actual and provisional release content.

It is therefore agreed that Geoworks will:

(a) make available during the term of this Agreement, at no cost, upgrades to the AirBoss Software and changes to the Documentation subject to the license grants and restrictions in this Agreement, when such upgrades are made available by Geoworks to its licensees generally;

(b) notify BT Wireless for both the planned and provisional content for each new release. This shall include (1) what will be provided in the AirBoss Software and (2) planned changes in the documentation.

BT Wireless will:

     (a) maintain the right not to accept a particular release from Geoworks; such non-acceptance shall not be unreasonable in order to maintain effective communication within EXPIDAS, Geoworks will,
     dependent  upon  mutual  agreement   between  the  Parties  on  timing  and
     content:,:

          (i)  provide an advance timetable of any pre-release information

          (ii) provide in any pre-release information any changes including any changes in functionality, faults fixed, changes to performance, known faults still remaining;

          (iii)grant   rights  to  BT  Wireless   to  release   aspects  of  the
               pre-release information to other members of the EXPIDAS Club

          (iv) to modify the pre-release information and incorporate into BT Wireless documentation for provision to 3rd parties

Change Control

An essential factor affecting the value of the AirBoss Software as used within EXPIDAS is the rate and nature of changes to the AirBoss Software.

Geoworks will:

(a)  make  reasonable   efforts  to  notify  BT  Wireless  of  all  planned  and
     anticipated changes, including those planned within the lifetime of a given release for the AirBoss Software;

(b) make all reasonable efforts to notify BT Wireless where delay or failure to accept a new release is likely to cause additional cost or schedule delays in the provision of capability or an adverse effect on the ability of Geoworks to support a given release.

Functional enhancement process

The AirBoss Software capability is influenced both by Geoworks improvements and by direct requests for new capability from BT Wireless.

Geoworks will:

(a)  provide a controlled mechanism for dealing with such requests;

(b) notify BT Wireless of the lead times associated with any requests which are accepted.

BT Wireless will:

(a) provide a mechanism for pooling requested changes and passing on the subset to Geoworks that are deemed of interest.

Documentation

AirBoss Software Documentation will be delivered concurrent with the delivery of the AirBoss Software at no cost. BT Wireless will receive one (1) copy of the user Documentation on CD-ROM and has the rights to make unlimited copies for use with the AirBoss Software as allowed under the Agreement and in this Appendix 3. All Documentation will be updated on a rolling basis to ensure that all changes to the AirBoss Software are accurately reflected in such Documentation. All update documentation will be delivered on CD-ROM and clearly marked which version or release of the AirBoss Software is reflected by such Documentation.

Software Licences

In Live Service:

     If and when any AirBoss Software or anything provided under Appendix 3 are agreed to be sold or provided by Geoworks it shall be at ###.

                                   APPENDIX 4

                         AGREEMENT TERMS FOR SUBSCRIBERS

AGREEMENT TERMS FOR SUBSCRIBERS

     1. Subscriber acknowledges that the AirBoss client software furnished to it is owned by Geoworks Corporation ("Geoworks"), a United States company incorporated under the laws of the State of California.

     2. Subscriber is granted a perpetual nontransferable (except as provided in Section 4 below) and nonexclusive license to use the AirBoss Client Software worldwide for sale to and use by Subscribers in connection with BT Wireless' use of the AirBoss Software on the BT Wireless network. No right is granted to make copies of the Geoworks AirBoss Software.

     3. No title or other rights in the AirBoss Client Software is transferred to Subscriber.

     4. Subscriber shall not transfer the AirBoss Client Software or any portion thereof to any other party except in connection with a transfer of the device which contains the AirBoss Client Software.

     5. Subscriber) shall not reverse engineer, decompile, disassemble or decode the Geoworks AirBoss Software or any portion thereof, or derive any source code or algorithms therefrom.

     6.   SUBSCRIBER   ACKNOWLEDGES   AND   AGREES   THAT   GEOWORKS   MAKES  NO
          REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITY OR LIABILITY WHATSOEVER WITH RESPECT TO THE USE, SUFFICIENCY OR ACCURACY OF THE AIRBOSS CLIENT SOFTWARE, OR THE FURNISHING OF ANY SUPPORT OR INFORMATION RELATING TO THE AIRBOSS CLIENT SOFTWARE, (ii) SUBSCRIBER SHALL MAKE NO CLAIM AGAINST GEOWORKS OR ITS AFFILIATES WITH RESPECT TO THE AIRBOSS CLIENT SOFTWARE, AND WAIVES ANY RIGHTS AGAINST GEOWORKS AND ITS AFFILIATES RELATING TO THE AIRBOSS CLIENT SOFTWARE, AND (iii) THIS AGREEMENT SHALL BE ENFORCEABLE BY GEOWORKS.